Exhibit (a)(5)
ELECTION FORM PACKAGE
FOX STRATEGIC HOUSING INCOME PARTNERS

SUMMARY
INSTRUCTIONS
ELECTION FORM
ATTACHMENT 1 — SPOUSAL CONSENT
ATTACHMENT 2 — SUBSTITUTE FORM W-9
ATTACHMENTS 3A AND 3B — FIRPTA CERTIFICATES
ATTACHMENT 4 — SIGNATURE PAGE TO AIMCO OP PARTNERSHIP AGREEMENT
ATTACHMENT 5 — REVOCATION OF ELECTION FORM
ATTACHMENT 6 — WAIVER AND RELEASE FORM
EXHIBIT A — APPRAISAL RIGHTS OF LIMITED PARTNERS
ELECTION DEADLINE: 5:00 P.M., NEW YORK TIME, ON MARCH 14, 2011
The date of this Election Package is February 11, 2011.

SUMMARY
A. Introduction.
     General
     The enclosed Election Form (the “Election Form”) and the attachments and exhibits hereto (together with the Election Form, the “Election Package”) are being provided by Fox Partners VIII, or Fox GP, a California general partnership, (“Fox GP” or the “General Partner”), the general partner of Fox Strategic Housing Income Partners, a California limited partnership (“Fox” or the “Partnership”), and AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), to each of the eligible holders of units of limited partnership interest (the “Limited Partners”) in the Partnership, in connection with the Agreement and Plan of Merger, dated as of February 11, 2011 (as amended or supplemented from time to time, the “Merger Agreement”), by and among the Partnership, Aimco OP and AIMCO Fox Merger Sub LLC, a California limited liability company (the “Merger Subsidiary”). Pursuant to the Merger Agreement, on February 11, 2011, the Merger Subsidiary was merged with and into the Partnership, with the Partnership continuing as the surviving entity (the “Merger”).
     Election of Cash or OP Units
     Pursuant to the Merger Agreement, upon consummation of the Merger, each unit of limited partnership interest of Fox (each a “Limited Partnership Unit”) outstanding immediately prior to consummation of the Merger and held by Limited Partners (other than Limited Partnership Units as to which appraisal rights are elected), was converted into the right to receive, at the election of the holder of such Limited Partnership Unit, either $4.84 in cash (the “Cash Consideration”) or 0.19 partnership common units (“OP Units”) of Aimco OP (the “OP Unit Consideration” and, together with the Cash Consideration, the “Merger Consideration”); provided, however, that if a Limited Partner is a resident of the State of California, then such Limited Partner is only entitled to the Cash Consideration for each Limited Partnership Unit. As a result of the Merger, the separate existence of the Merger Subsidiary terminated, and the Partnership, as the surviving entity in the Merger, became directly and indirectly owned by Aimco OP.
     Additional Cash Payment
     In addition to and separate from the Merger Consideration, each Limited Partner unaffiliated with Aimco OP or its affiliates (including Limited Partners electing to receive the OP Unit Consideration) may elect to receive an additional cash payment of $4.03 per Limited Partnership Unit in exchange for executing a waiver and release of certain potential claims such unaffiliated Limited Partner may have had in the past or may now have (through and including the date of the consummation of the Merger) against Aimco OP, its present and former parents, subsidiaries and affiliates, and certain other persons and entities, including but not limited to claims related to the Merger Agreement and the transactions contemplated thereby and claims related to the ownership of Limited Partnership Units. In order to receive such additional payment, Limited Partners must complete Section 3 of the enclosed Election Form, execute the waiver and release that is attached to the enclosed Election Form as Attachment 6 and return both the Election Form and the executed waiver and release to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC as described below.
     Election Form and Election Deadline
     Limited Partners may elect their form of consideration by completing and returning the enclosed Election Form and all necessary attachments in accordance with the instructions. Limited Partners may choose to accept the Cash Consideration or the OP Unit Consideration. Limited Partners who do not wish to accept either the Cash Consideration or the OP Unit Consideration may choose to seek an appraisal by arbitration of the fair value of their Limited Partnership Units, in each case, by making the appropriate election on the Election Form.
     The attached Election Form and all necessary attachments must be received by AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by 5:00 p.m., New York time, on March 14, 2011 (the “Election Deadline”) by mail at 12 Commerce Drive, Cranford, New Jersey 07016, or by fax at (908) 497-2349. If

AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC has not received your properly completed and executed Election Form, accompanied by all necessary attachments, on or before the Election Deadline, your Limited Partnership Units will automatically convert into the right to receive only the Cash Consideration.
     To complete the Election Form and all necessary attachments, please carefully read and follow the instructions contained in this Election Package. Capitalized terms used in this document, but not defined herein, shall have the meanings that are given to those terms in the information statement/prospectus (the “Information Statement/Prospectus”), which was mailed to Limited Partners on or about December 13, 2010.
     YOU ARE STRONGLY ENCOURAGED TO READ THE MERGER AGREEMENT AND THE INFORMATION STATEMENT/PROSPECTUS IN THEIR ENTIRETIES AND TO DISCUSS THEIR CONTENTS, THE MERGER, THE ELECTION PACKAGE AND THE ELECTION FORM WITH YOUR PERSONAL FINANCIAL, TAX AND LEGAL ADVISORS PRIOR TO DECIDING WHETHER TO ELECT AN APPRAISAL OF THE FAIR VALUE OF YOUR LIMITED PARTNERSHIP UNITS, OR WHAT FORM OF CONSIDERATION TO ELECT TO RECEIVE, AND COMPLETING THE ELECTION FORM AND ALL NECESSARY ATTACHMENTS. THE TAX CONSEQUENCES TO YOU WILL VARY DEPENDING UPON SEVERAL FACTORS. PLEASE REFER TO THE SECTIONS OF THE INFORMATION STATEMENT/PROSPECTUS CAPTIONED “MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER” AND “MATERIAL UNITED STATES FEDERAL INCOME TAX MATTERS.”
     Appraisal Rights of Limited Partners
     Limited Partners are not entitled to dissenters’ appraisal rights under applicable law or the Partnership’s partnership agreement in connection with the Merger. However, Limited Partners who do not wish to accept the Cash Consideration or the OP Unit Consideration pursuant to the Merger have the right to seek an appraisal by arbitration of the fair value of their Limited Partnership Units pursuant to the Merger Agreement. Prosecution of these contractual appraisal rights will involve an arbitration proceeding, and the consideration paid to a Limited Partner after the prosecution of such contractual appraisal rights will be a cash payment, resulting in a taxable event to such Limited Partner.
     If you would like to seek an arbitrated appraisal of the fair value of your Limited Partnership Units, you must properly complete, execute and return the Election Form in the manner described in Section H of the attached Instructions by the Election Deadline.
     BY MAILING THIS ELECTION PACKAGE TO THE LIMITED PARTNERS, AIMCO OP IS HEREBY NOTIFYING LIMITED PARTNERS OF THE CONSUMMATION OF THE MERGER AND THAT APPRAISAL RIGHTS ARE AVAILABLE FOR ANY OR ALL LIMITED PARTNERSHIP UNITS HELD BY LIMITED PARTNERS.
     THE EFFECTIVE DATE OF THE MERGER WAS FEBRUARY 11, 2011. A DESCRIPTION OF THE APPRAISAL RIGHTS AVAILABLE TO LIMITED PARTNERS AND THE PROCEDURES LIMITED PARTNERS MUST FOLLOW TO PROSECUTE SUCH APPRAISAL RIGHTS IS ATTACHED AS EXHIBIT A TO THIS ELECTION PACKAGE.
     Revocation of Election Forms
     Any Limited Partner who has the right to make, and has made, an election may at any time prior to the Election Deadline revoke such election by submitting to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC a completed and executed Revocation of Election Form, which is included in this Election Package, and which must be received prior to the Election Deadline. Any effective election properly revoked will be deemed not to have been validly made, and you must properly and accurately complete and execute a new Election Form and return it to AIMCO Properties, L.P. c/o Eagle Rock Proxy Advisors, LLC prior to the Election Deadline in order to make a new valid election. If you properly revoke an effective election but do not make a new valid election by the Election Deadline, your Limited Partnership Units will automatically be converted into the Cash Consideration. The sole determination of Aimco OP, upon consultation with the General Partner, shall be binding as to whether any Limited Partner’s election to receive the Cash Consideration or the OP Unit Consideration has been properly revoked. Such decision shall be conclusive and binding on each such Limited Partner.
     IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the Internal Revenue Service (“IRS”), please be informed that any tax advice contained in this Election Package was written in connection with the promotion or marketing of the transaction or matters addressed herein and was not intended or written to be used, and cannot be used, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

B. Contents of Election Package.
     This Election Package contains the following information and attachments, which you will need in order to make an effective election and to receive the desired consideration in the Merger:
•	Instructions for completing the Election Form and all necessary attachments.

•	The Election Form. To be completed by all Limited Partners who wish to make an election.

•	Attachment 1 — Spousal Consent. To be completed by spouses of all Limited Partners who wish to make an election who are married individuals, if applicable.

•	Attachment 2 — Substitute Form W-9 or, if you are a non-U.S. person, an appropriate Form W-8ECI (which Aimco OP can provide to you upon request). To be completed by all Limited Partners, except those who elect to seek an arbitrated appraisal of the fair value of their Limited Partnership Units.

•	Attachments 3A and 3B — FIRPTA Certificates. To be completed by all non-foreign Limited Partners (Attachment 3A for individuals and Attachment 3B for entities), except those who elect to seek an arbitrated appraisal of the fair value of their Limited Partnership Units.

•	Attachment 4 — Signature Page to Aimco OP Partnership Agreement. To be signed by each Limited Partner electing to receive the OP Unit Consideration.

•	Attachment 5 — Revocation of Election Form. To be completed only by Limited Partners who desire to revoke a previously delivered election.

•	Attachment 6 — Waiver and Release Form. To be completed and signed by Limited Partners who desire to receive the additional cash payment in exchange for executing a waiver and release of certain potential claims such Limited Partner may have had in the past or may now have (through and including the date of the consummation of the Merger) against Aimco OP, its present and former parents, subsidiaries and affiliates, and certain other persons and entities.

•	A pre-paid U.S. mail return envelope addressed to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC.
     This Election Package also contains the following exhibit, which will provide you with important information for your decision regarding the election.
•	Exhibit A — Appraisal Rights of Limited Partners

INSTRUCTIONS — READ CAREFULLY
     The Election Form should be properly completed, dated, signed and delivered, together with all necessary associated documents, to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by mail at 12 Commerce Drive, Cranford, New Jersey, 07016, or by fax at (908) 497-2349, by the Election Deadline using the enclosed pre-paid U.S. mail return envelope. Please carefully read and follow these instructions. If you have any questions concerning the Election Package or require any additional information or assistance, we have provided contact information in Section D of these Instructions, in the subsection captioned “General — Questions and Requests for Information or Assistance.”
A. Election Deadline.
     The deadline for submitting your properly completed and executed Election Form, accompanied by all necessary attachments, to AIMCO Properties, L.P. c/o Eagle Rock Proxy Advisors, LLC, is 5:00 P.M., New York time, on March 14, 2011 (the “Election Deadline”). If your properly completed and executed Election Form, accompanied by all necessary attachments, is not received on or before the Election Deadline, you will be entitled to receive only the Cash Consideration for all Limited Partnership Units that you hold. The reasonable determination of Aimco OP, upon consultation with the General Partner, shall be binding as to whether elections to receive the Cash Consideration or the OP Unit Consideration in the Merger have been properly made or revoked.
     For instructions regarding changes or revocations of elections and the time in which such changes or revocations can be made, see Section C of these Instructions.
B. Elections.
     The Election Form permits you to elect to receive, for all of your Limited Partnership Units either the Cash Consideration or the OP Unit Consideration in the Merger. Partial or combination elections are not permitted. If you do not want to receive either the Cash Consideration or the OP Unit Consideration, you may elect to seek an appraisal by arbitration of the fair value of your Limited Partnership Units.
•	For information on how to elect to receive the Cash Consideration, please read the information in Section F of these Instructions.

•	For information on how to elect to receive the OP Unit Consideration, please read the information in Section G of these Instructions.

•	For information on how to elect to seek an appraisal by arbitration of the fair value of your Limited Partnership Units, please read the information in Section H of these Instructions.
     The Election Form also permits you to elect to receive an additional cash payment in exchange for executing a waiver and release of certain potential claims you may have had in the past or may now have (through and including the date of the consummation of the Merger) against Aimco OP, its present and former parents, subsidiaries and affiliates, and certain other persons and entities, including but not limited to claims related to the Merger Agreement and the transactions contemplated thereby and claims related to the ownership of Limited Partnership Units. For information on how to elect to receive the additional cash payment in exchange for executing a waiver and release of potential claim, please see Section I of these instructions.
     You should be aware that if you do not timely deliver a properly completed and executed Election Form, accompanied by all necessary attachments, your Limited Partnership Units will automatically be converted into the right to the receive the Cash Consideration in the Merger.
C. Revocation of Election.
     You may revoke any previously delivered election at any time prior to the Election Deadline by submitting a properly completed and executed Revocation of Election Form to AIMCO Properties, L.P., c/o Eagle Rock Proxy

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Advisors, LLC. The Revocation of Election Form is Attachment 5 to the Election Form. Any properly completed and timely delivered election that is properly revoked will be deemed not to have been validly made, and you must properly complete and execute a new Election Form and return it prior to the Election Deadline in order to make a new valid election. If you properly revoke an effective election but do not make a new valid election by the Election Deadline, you will receive the Cash Consideration in exchange for all of your Limited Partnership Units.
D. General.
     Execution and Delivery. In order to make an effective election to receive the Cash Consideration or the OP Unit Consideration in the Merger, or to seek an appraisal by arbitration of the value of your Limited Partnership Units, or to elect to receive the additional cash payment in exchange for a waiver and release of potential claims, you must complete and timely deliver the Election Form and all necessary attachments. After dating and signing the Election Form, you are responsible for delivering, prior to the Election Deadline, the Election Form and any necessary attachments to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC at the address set forth in Section J of these Instructions in the subsection captioned “Instructions for Return of Completed Election Forms and Necessary Attachments.” You may choose any method to deliver the Election Form and any necessary attachments, including using the pre-paid U.S. mail envelope provided. However, you assume all risk of non-delivery.
     Notice of Defects. Aimco OP will not be under any obligation to notify you or anyone else that it has not received a properly completed Election Form or any of its attachments or that any Election Form or any of its attachments submitted is defective in any way. Any and all disputes with respect to Election Forms and attachments or to elections made in respect of the Limited Partnership Units will be resolved by Aimco OP. The reasonable determination of Aimco OP, after consultation with the General Partner, shall be binding as to whether elections to receive the Cash Consideration or the OP Unit Consideration in the Merger have been properly made or revoked. If Aimco OP determines that your election has not been properly made on or before the Election Deadline, or has been revoked, you will receive the Cash Consideration for all of your Limited Partnership Units.
     Signatures. If the Limited Partnership Units are owned by two (2) or more persons, each must sign the Election Form and all necessary attachments. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the partnership’s or limited liability company’s name by an authorized person.
     Spousal Consent. If you are married, your spouse must sign the Spousal Consent included as Attachment 1 to the Election Form, releasing any potential rights he or she may have in the Limited Partnership Units.
     Method of Payment of Cash Consideration. Eagle Rock Proxy Advisors, LLC will act as paying agent in connection with the Merger (“Paying Agent”) and will deliver to holders of Limited Partnership Units any Cash Consideration to which they are entitled pursuant to the Merger Agreement and as specified in the Election Form.
     Material United States Federal Income Tax Consequences. In general, under applicable United States federal income tax laws and regulations: (1) any payment of cash for Limited Partnership Units will be treated as a sale of such Limited Partnership Units by such holder, and (2) any exchange of Limited Partnership Units for OP Units under the terms of the Merger Agreement will be treated, in accordance with Sections 721 and 731 of the Code, as a tax free transaction, except to the extent described in the sections of the Information Statement/Prospectus captioned “Material United States Federal Income Tax Matters — United States Federal Income Tax Consequences Relating to the Merger.” Please refer to the sections of the Information Statement/Prospectus captioned “Material United States Federal Income Tax Consequences of the Merger” and “Material United States Federal Income Tax Matters.” WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER AND THE ELECTION.
     The United Stated Federal income tax treatment of the additional cash payment received in exchange for executing a waiver and release of certain claims is uncertain. Aimco OP intends to treat the additional cash payment as a payment made for the waiver and release of certain claims, and not as additional Merger Consideration, and intends to report the additional cash payment accordingly. No assurance can be given that the IRS would not assert that the additional cash payment should be treated as part of the Merger Consideration. HOLDERS WHO ELECT TO RECEIVE THE ADDITIONAL CASH PAYMENT IN EXCHANGE FOR EXECUTING A WAIVER AND RELEASE SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE TAX TREATMENT OF SUCH PAYMENT.
     Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete the Election Form or any of the attachments, please contact the information agent, Eagle Rock Proxy Advisors, LLC, by mail at 12 Commerce Drive, Cranford, New Jersey 07016; by fax at (908) 497-2349; or by telephone at (800) 217-9608. You may also obtain additional copies of the Election Package or any of the attachments thereto from the information agent at the above address.
E. Description of Attachments.
     Attachment 1 — Spousal Consent. If you are married, your spouse must sign the Spousal Consent provided as Attachment 1 to the Election Form, consenting to your election and releasing any potential rights he or she may have in the Limited Partnership Units.
     Attachment 2 — Substitute Form W-9. Under U.S. federal income tax law, Aimco OP is required to file a report with the IRS disclosing any payments being made to each holder of Limited Partnership Units. In order to avoid withholding tax and to ensure proper backup withholding of U.S. federal income tax on any payments received in exchange for the Limited Partnership Units, unless an exemption applies, you must provide Aimco OP with your correct taxpayer identification number (“TIN”) on the Substitute Form W-9, which is attached to the Election Form as Attachment 2, and certify, under penalty of perjury, that such number is correct and that you are not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the IRS, and payments made for the exchange of Limited Partnership Units may be subject to backup withholding, currently at a rate of 28% (through 2012). In addition, if you make a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the IRS.
     Backup withholding is not an additional federal income tax. It is a required, estimated income tax payment that may either be greater or less than the actual income tax due from a taxpayer, once the tax is actually determined at a later date. If backup withholding is imposed, you may either owe more money or be entitled to a refund when filing your tax return for 2011.
     The TIN that must be provided on the Substitute Form W-9 (Attachment 2 to the Election Form) is that of the holder(s) of the Limited Partnership Units at the effective time of the Merger. The TIN for an individual is his or her social security number. If the holder of Limited Partnership Units has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, he or she may write “Applied For” in Part I. Notwithstanding that the person has written “Applied For” in Part I, the Paying Agent will withhold 28% of all payments with respect to the conversion of Limited Partnership Units made prior to the time it is provided with a properly certified TIN.
     Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8ECI or a substitute Form W-8ECI, signed under penalty of perjury, certifying to such person’s exempt status. A form of such statement can be obtained from Aimco OP. A unitholder should consult his or her tax advisor as to such holder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.
     If you elect to receive the OP Unit Consideration, you will not become a limited partner in Aimco OP unless and until you have provided either a Substitute Form W-9 or a Form W-8ECI (or substitute Form W-8ECI), as applicable, or made satisfactory arrangements for the payment and satisfaction of any backup withholding tax obligation that would be imposed in connection with such exchange.
     The signature and date provided on the Substitute Form W-9 will serve to verify that the TIN and withholding information provided in the Election Form are true, correct and complete.

     See the attached “Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
     Attachments 3A and 3B — FIRPTA Certificates. If you are a U.S. person, you must complete and sign the FIRPTA withholding certificate. The failure by a U.S. person to timely deliver a FIRPTA withholding certificate may require a certain amount of Merger Consideration to be withheld. The FIRPTA certificates for individuals and entities are attached to the Election Form as Attachments 3A and 3B, respectively. Non-U.S. persons and persons who do not complete the FIRPTA certificate will be subject to FIRPTA withholding of 10% of the amount realized on the exchange of Limited Partnership Units.
     Attachment 4 — Signature Page to Aimco OP Partnership Agreement. If you elect to receive the OP Unit Consideration, then by signing and delivering the Election Form, you consent to the terms of the Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., as amended (the “Aimco OP Partnership Agreement”), and acknowledge that the rights, preferences and privileges of the OP Units to be received in the Merger will be governed by the Aimco OP Partnership Agreement. If you are electing to receive the OP Unit Consideration, you must execute and return the signature page for the Aimco OP Partnership Agreement with your Election Form. Please refer to the sections of the Information Statement/Prospectus captioned “Description of Aimco OP Units; Summary of Aimco OP Partnership Agreement,” “Risk Factors—Risks Related to an Investment in OP Units” and “Comparison of Fox Limited Partnership Units and Aimco OP Units” for more information. The Aimco OP Partnership Agreement has been filed with the Securities and Exchange Commission (“SEC”). You may read and copy the document at the SEC’s public reference rooms in Washington, D.C.; New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Aimco OP’s filings are also available to the public at the SEC’s website at http://www.sec.gov. In addition, you may obtain a full copy of the Aimco OP Partnership Agreement, without charge, by contacting the information agent at the address listed in Section D of these Instructions, in the subsection captioned “General — Questions and Requests for Information or Assistance.”
     Attachment 5 — Revocation of Election Form. You may revoke any previously delivered election at any time prior to the Election Deadline by submitting a properly completed and executed Revocation of Election Form to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC. Any previously delivered election that is properly revoked will be deemed not to have been validly made, and you must properly complete and execute a new Election Form and return it prior to the Election Deadline to make a new valid election. If you properly revoke an effective election and then do not make a new valid election by the Election Deadline, you will be deemed to have made an election to receive the Cash Consideration in the Merger, and all of your Limited Partnership Units will automatically be converted into the Cash Consideration.
     Attachment 6 — Waiver and Release Form. You may elect to receive an additional cash payment of $4.03 per Limited Partnership Unit by executing and submitting the waiver and release form attached to this Election Form as Attachment 6. By executing the waiver and release form, you are waiving and releasing certain potential claims you may have had in the past or may now have (through and including the date of the consummation of the Merger) against Aimco OP, its present and former parents, subsidiaries and affiliates, and certain other persons and entities, including but not limited to claims related to the Merger Agreement and the transactions contemplated thereby and claims related to the ownership of Limited Partnership Units.
F. Instructions for Election to Receive Cash Consideration.
     In order to elect to receive the Cash Consideration for your Limited Partnership Units, you must properly complete, execute and return the documents described below, in the manner described below, by the Election Deadline. Instructions for returning the Election Form and any necessary attachments are in the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J of these Instructions. Please note that partial or combination elections are not permitted.
1.	Complete the Election Form as follows:

a.	Enter your name and the total number of Limited Partnership Units you owned.

b.	Indicate that you wish to receive the Cash Consideration in Section 1 of the Election Form.

c.	Complete the address information requested in Sections 4 and 5 of the Election Form.

d.	Read the Limited Partner Certifications in Section 6 of the Election Form.

e.	Sign and date the Election Form and print your name, address and telephone number below your signature in the space provided.
2.	If you are a married individual, have the Spousal Consent (Attachment 1 to the Election Form) completed and executed by your spouse, in order for your spouse to consent to your election and release any potential rights he or she may have in the Limited Partnership Units.

3.	Complete the Substitute Form W-9 (Attachment 2 to the Election Form) or, if you are a non-U.S. person, request from Aimco OP and complete, sign and return an appropriate Form W-8ECI.

4.	If you are a U.S. person, complete and sign the FIRPTA Certificate (Attachment 3A for individuals and Attachment 3B for entities).

5.	See “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J below.
G. Instructions for Election to Receive the OP Unit Consideration.
     In order to elect to receive the OP Unit Consideration for your Limited Partnership Units, you must properly complete, execute and return the Election Form and the other documents described below, in the manner described below, by the Election Deadline. Instructions for returning the Election Form and any necessary attachments are in the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J of these Instructions. Please note that partial or combination elections are not permitted. Residents of the State of California are not permitted to receive the OP Unit Consideration.
1.	Complete the Election Form as follows:
a.	Enter your name and the total number of Limited Partnership Units you owned.

b.	Indicate that you wish to receive the OP Unit Consideration in Section 1 of the Election Form.

c.	Read Section 2 regarding the Aimco OP Partnership Agreement.

d.	Complete the address information requested in Sections 4 and 5 of the Election Form.

e.	Read the Limited Partner Certifications in Section 6 of the Election Form.

f.	Sign and date the Election Form and print your name, address and telephone number below your signature in the space provided.
2.	If you are a married individual, have the Spousal Consent (Attachment 1 to the Election Form) completed and executed by your spouse, in order for your spouse to consent to your election and release any potential rights he or she may have in the Limited Partnership Units.

3.	Complete the Substitute Form W-9 (Attachment 2 to the Election Form) or, if you are a non-U.S. person, request from Aimco OP and complete, sign and return an appropriate Form W-8ECI.

4.	If you are a U.S. person, complete and sign the FIRPTA Certificate (Attachment 3A for individuals and Attachment 3B for entities).

5.	Sign the signature page to the Aimco OP Partnership Agreement (Attachment 4).

6.	See the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J below.
     If you elect to receive the OP Unit Consideration for your Limited Partnership Units, you will be treated as having received the OP Units as of February 11, 2011, the date of the Merger.
     By executing and delivering your Election Form electing to receive the OP Unit Consideration, you are consenting to the Aimco OP Partnership Agreement and acknowledging that the rights, preferences and privileges of the OP Units to be received in the Merger will be governed by the Aimco OP Partnership Agreement and you are agreeing to be bound by the Aimco OP Partnership Agreement as a limited partner. If you elect to receive the OP Unit Consideration, you must execute and return the signature page for the Aimco OP Partnership Agreement with your Election Form. The Aimco OP Partnership Agreement has been filed with the SEC. You may read and copy the document at the SEC’s public reference rooms in Washington, D.C.; New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Aimco OP’s filings with the SEC are also available to the public at the SEC’s website at http://www.sec.gov. In addition, you may obtain a full copy of the Aimco OP Partnership Agreement, without charge, by contacting the information agent at the address listed in Section D of these Instructions, in the subsection captioned “General — Questions and Requests for Information or Assistance.”
H. Instructions for Election to Seek an Appraisal by Arbitration of the Fair Value of Your Limited Partnership Units
     In order to elect to seek an appraisal by arbitration of the fair value of your Limited Partnership Units, you must properly complete, execute and return the Election Form and the other documents described below, in the manner described below, by the Election Deadline. Instructions for returning the Election Form and any necessary attachments are in the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J of these Instructions.
1.	Complete the Election Form as follows:
a.	Enter your name and the total number of Limited Partnership Units you owned.

b.	Indicate that you wish to seek an appraisal by arbitration of the fair value of your Limited Partnership Units in Section 1 of the Election Form.

c.	Complete the address information requested in Sections 4 and 5 of the Election Form.

d.	Sign and date the Election Form and print your name, address and telephone number below your signature in the space provided.
2.	Read the “Appraisal Rights of Limited Partners,” attached to this Election Package as Exhibit A, which describes the procedures Limited Partners must follow in order to perfect their appraisal rights offered under the Merger Agreement.

3.	See the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J below.
I. Instructions for Election to Receive the Additional Cash Payment in Exchange for a Waiver and Release of Potential Claims.

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     In order to elect to receive the additional cash payment for your Limited Partnership Units, you must properly complete, execute and return the documents described below, in the manner described below, by the Election Deadline. Instructions for returning the Election Form and any necessary attachments are in the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J of these Instructions.
1.	Complete the Election Form as follows:
a.	Enter your name and the total number of Limited Partnership Units you owned.

b.	Indicate that you wish to receive the additional cash payment in Section 3 of the Election Form.

c.	Complete the address information requested in Sections 4 and 5 of the Election Form.

d.	Read the Limited Partner Certifications in Section 6 of the Election Form.

e.	Sign and date the Election Form and print your name, address and telephone number below your signature in the space provided.
2.	Complete the Waiver and Release Form included as Attachment 6 to the Election Form as follows:
a.	Sign and date the Waiver and Release Form and print your name, address and telephone number below you signature in the space provided.
3.	If you are a married individual, have the Spousal Consent (Attachment 1 to the Election Form) completed and executed by your spouse, in order for your spouse to consent to your election and release any potential rights he or she may have in the Limited Partnership Units.

4.	Complete the Substitute Form W-9 (Attachment 2 to the Election Form) or, if you are a non-U.S. person, request from Aimco OP and complete, sign and return an appropriate Form W-8ECI.

5.	If you are a U.S. person, complete and sign the FIRPTA Certificate (Attachment 3A for individuals and Attachment 3B for entities).

6.	See the section captioned “Instructions for Return of Completed Election Forms and Necessary Attachments” in Section J below.
J. Instructions for Return of Completed Election Forms and Necessary Attachments.
     Deliver the completed and signed Election Form together with the necessary attachments to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC at the address listed below, so that they are actually received before the Election Deadline at 5:00 p.m., New York time, on March 14, 2011:

BY MAIL, HAND OR OVERNIGHT DELIVERY:	BY FACSIMILE TRANSMISSION:

AIMCO Properties, L.P. c/o Eagle Rock Proxy Advisors, LLC 12 Commerce Drive Cranford, New Jersey 07016 Telephone: (800) 217-9608	Facsimile: (908) 497-2349
     If you have any questions or need assistance to complete the Election Form or would like to confirm the receipt of your election materials, please contact Eagle Rock Proxy Advisors, LLC at (800) 217-9608.
     Any Election Form received after the Election Deadline will be invalid regardless of the date it was delivered to a courier for delivery or postmarked.

     You may choose any method to deliver the Election Form and any necessary attachments, including using the pre-paid U.S. mail envelope provided. However, you assume all risk of non-delivery. If you fax your fully completed and executed Election Form together with all necessary attachments, you must also send your original Election Form and all necessary attachments to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by mail or overnight courier for receipt within two (2) business days following the Election Deadline. We encourage you to send your original Election Form and all necessary attachments to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC sufficiently in advance of the Election Deadline.

ELECTION FORM
     YOU ARE STRONGLY ENCOURAGED TO READ THE MERGER AGREEMENT AND THE INFORMATION STATEMENT/PROSPECTUS IN THEIR ENTIRETIES AND TO DISCUSS THEIR CONTENTS, THE MERGER, THE ELECTION PACKAGE AND THE ELECTION FORM WITH YOUR PERSONAL FINANCIAL, TAX AND LEGAL ADVISORS PRIOR TO DECIDING WHETHER TO ELECT AN APPRAISAL OF THE FAIR VALUE OF YOUR LIMITED PARTNERSHIP UNITS, OR WHAT FORM OF CONSIDERATION TO ELECT TO RECEIVE, AND COMPLETING THE ELECTION FORM AND ALL NECESSARY ATTACHMENTS. THE TAX CONSEQUENCES TO YOU WILL VARY DEPENDING UPON SEVERAL FACTORS. PLEASE REFER TO THE SECTIONS OF THE INFORMATION STATEMENT/PROSPECTUS CAPTIONED “MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER” AND “MATERIAL UNITED STATES FEDERAL INCOME TAX MATTERS.”
Limited Partner Name: _______________________________________________
Limited Partnership Units Owned: _______________________________________
     1. Election of Consideration to be Received for Limited Partnership Units.
     The undersigned hereby elects:

☐	To receive the Cash Consideration.

☐	To receive the OP Unit Consideration.

☐	To seek an appraisal by arbitration of the fair value of the undersigned’s Limited Partnership Units.
     Please select only one of the above options. If the undersigned is electing to receive the OP Unit Consideration, the undersigned will be treated as having received the OP Units as of February 11, 2011, the date of the Merger. If no election is made, the undersigned will be deemed to have elected to receive the Cash Consideration in the Merger in respect of the undersigned’s Limited Partnership Units. In that case, the Cash Consideration that the undersigned is entitled to will be held in an escrow account pending receipt of a completed Election Form.
     California Residents: The OP Unit Consideration is not being offered to California residents. Accordingly, residents of the State of California may not elect to receive the OP Unit Consideration.
     2. Aimco OP Partnership Agreement.
     If electing to receive the OP Unit Consideration above, the undersigned hereby consents to the terms of the Aimco OP Partnership Agreement and acknowledges that the rights, preferences and privileges of the OP Units to be received in the Merger will be governed by the Aimco OP Partnership Agreement. The undersigned hereby agrees to be bound by all of the provisions of the Aimco OP Partnership Agreement. If the undersigned is electing to receive the OP Unit Consideration, the undersigned must duly and completely execute and return the signature page to the Aimco OP Partnership Agreement (Attachment 4 to this Election Form) with this Election Form.

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     3. Election of Additional Cash Payment in Exchange for Waiver and Release.
     By checking the below box, the undersigned elects to receive the additional cash payment of $4.03 per Limited Partnership Unit in exchange for executing the Waiver and Release Form attached to this Election Form as Attachment 6.

☐	Additional Cash Payment in Exchange for Waiver and Release
     In order to receive the additional cash payment of $4.03 per Limited Partnership Unit, the undersigned must complete, execute and return the Waiver and Release Form attached as Attachment 6 to this Election Form prior to the Election Deadline. If Attachment 6 is not completed, executed and returned prior to the Election Deadline, the undersigned will not receive the additional cash payment of $4.03 per Limited Partnership Unit.
     4. Address.
     The undersigned’s address should appear on all Partnership records as follows (including the name and address of any trustee, custodian or administrator as applicable):
ALL CHECKS AND CORRESPONDENCE WILL GO TO THIS ADDRESS
UNLESS ANOTHER ADDRESS IS LISTED IN SECTION 5 BELOW.
Full Name of Limited Partner (Individual or Entity and Joint Tenant Name (if any)): ______________________________________________

Address:

City: ________________________________________________________ State: _________________________ Zip Code: ______________
Telephone: ________________________ Facsimile: ________________________________ E-mail: _________________________________
     5. Additional Mailing Address.
     The undersigned would like mailings sent to an address other than the address specified in Section 4 above, as follows:
Name(s)

Address

City: ________________________________________________________ State: _________________________ Zip Code: ______________
     6. Limited Partner Certifications.
     (a) The undersigned hereby certifies that:
          (1) The undersigned is the owner of all of the Limited Partnership Units listed above in this Election Form. The undersigned hereby elects to receive for all of the undersigned’s Limited Partnership Units, as described in this Election Form either (i) the Cash Consideration, (ii) the OP Unit Consideration or (iii) the arbitrated appraised value of the Limited Partnership Units, payable in cash, in each case upon the terms and conditions set forth in the Merger Agreement and the Aimco OP Partnership Agreement, as the case may be. This Election Form and the attachments and exhibits hereto and together referred to in this Election Form as the “Election Package.” The undersigned hereby certifies that a copy of the Election Package has been delivered to and received by the undersigned.

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          (2) THE UNDERSIGNED ACKNOWLEDGES THAT THE ELECTION FORM IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE ELECTION PACKAGE. THE UNDERSIGNED CERTIFIES THAT THE UNDERSIGNED IS NOT RELYING ON ANY STATEMENTS, PROMISES OR REPRESENTATIONS, WHETHER ORAL OR WRITTEN, AND IS ONLY RELYING ON THE INFORMATION SET FORTH IN THE ELECTION PACKAGE.
     (b) The undersigned hereby represents and warrants, for the benefit of Aimco OP, and its affiliates, as follows:
          (1) The undersigned has full power and authority to execute and deliver the Election Form. The signature on the Election Form is genuine, and the Election Form constitutes the undersigned’s legal, valid and binding obligation, enforceable in accordance with its terms.
          (2) The undersigned has good and marketable title to the Limited Partnership Units free and clear of all pledges, liens, charges, encumbrances, security interests and rights of third parties of any kind.
          (3) The undersigned will notify Aimco OP immediately of any material change in any of the information provided by the undersigned herein that occurs prior to the Election Deadline.
          (4) The undersigned’s spouse (if any) has read and understands the terms and conditions set forth in the Election Package and the Spousal Consent (Attachment 1 to this Election Form) and has the capacity to execute and perform the Spousal Consent. The Spousal Consent has been executed and delivered by the undersigned’s spouse and is enforceable against him or her, and by such execution and delivery, he or she has consented to the election made on the undersigned’s Election Form. The undersigned certifies that the signature that appears on the Spousal Consent is a true and genuine signature of his or her spouse.
          (5) Except as stated in the Election Package, the undersigned’s election is irrevocable.
          (6) The undersigned has been advised to consult with his, her or its financial, tax, legal and other advisors regarding the election and its effects, the tax consequences of making and not making an election hereunder, and has obtained, in the undersigned’s judgment, sufficient information to evaluate the merits and risks of making an election.
          (7) The undersigned agrees that, for federal income tax purposes, (i) any payment of Cash Consideration for Limited Partnership Units shall be treated as a sale of such Limited Partnership Units, and, if there is a merger of the Partnership and Aimco OP, will be so treated in accordance with the guidelines set forth in Treas. Reg. Sections 1.708-1(c)(3) and 1.708-1(c)(4), and (ii) any exchange of Limited Partnership Units for OP Unit Consideration shall be treated in accordance with Sections 721 and 731 of the Internal Revenue Code of 1986, as amended. Any Cash Consideration and/or OP Unit Consideration to which the undersigned is entitled pursuant to the Merger Agreement shall be paid only after the receipt of consent from the undersigned that, for federal income tax purposes, the receipt of Cash Consideration and/or OP Unit Consideration shall be treated as described in this paragraph.
     (c) If the undersigned is electing to receive the OP Unit Consideration, the undersigned further represents, warrants and agrees, for the benefit of Aimco OP and its affiliates, that:
          (1) Upon request, the undersigned will execute and deliver any additional documents necessary to complete the election to receive the OP Units in accordance with the terms of the Election Package. If the undersigned is a natural person, in the event of the undersigned’s death or incapacity, all authority and obligation shall be placed with his or her heirs, personal representatives and successors.
          (2) The undersigned has read and agrees to all of the terms of the Election Package and the Aimco OP Partnership Agreement. The undersigned understands that the undersigned’s election to receive the OP Unit Consideration will constitute the undersigned’s acceptance of the terms and conditions of the Aimco OP Partnership Agreement, including the restrictions on transferability of the OP Units under the Aimco OP Partnership Agreement.

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     7. Governing Law.
     This Election Form shall be interpreted and governed by the laws of the State of Delaware, without regard to principles of conflict of laws thereof.
     8. Counterparts.
     This Election Form may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Facsimile transmission of any signature and/or retransmission of any signature shall be deemed the same as delivery of an original.
     9. Headings.
     The descriptive headings contained in this Election Form are for the convenience of reference only, shall not be deemed to be a part of this Election Form and shall not affect in any way the meaning, construction or interpretation of this Election Form.
[Remainder of Page Intentionally Left Blank]

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[Election Form Signature Page]
COMPLETE, SIGN, DATE AND RETURN
     Please sign your name below exactly in the same manner as the name(s) in which Limited Partnership Units were owned. When Limited Partnership Units are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.
     The undersigned has executed this Election Form as of this ___ day of ___________, 2011.

Signature	Signature, if held Jointly

Name (Please Print)	Name (Please Print)

Address:	Address:

Street Address (Please Print)	Street Address (Please Print)

City, State, Zip Code (Please Print)	City, State, Zip Code (Please Print)

*	With respect to a signatory who is a natural person, please provide the address of your residence. With respect to a signatory which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person trustee of a signatory that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to each signatory that is a trust with an entity trustee, please provide the information requested of an entity.
ENTITIES PLEASE PROVIDE THE FOLLOWING ADDITIONAL INFORMATION:

Type of Entity:	☐	Corporation	☐	Trust

	☐	Partnership	☐	Other

(Specify)

State of Organization: ________________________	No. of equityholders or partners: __________________________

Date of formation: ___________________________	Taxpayer ID No.: ______________________________________
Name(s)/title(s) of person(s) individual(s) executing documents: _______________________________________________________________

[Election Form Signature Page]

ATTACHMENT 1
SPOUSAL CONSENT
     The undersigned hereby acknowledges as follows:
     The undersigned has read and understands the terms of the attached Election Form. Capitalized terms not defined and used herein shall have the meanings ascribed to them in the Election Package. The undersigned acknowledges and understands that pursuant to the Merger Agreement, the undersigned’s spouse is electing to receive, in exchange for all the Limited Partnership Units held by the undersigned’s spouse, including the undersigned’s community property interest therein (if any), the consideration specified in the Election Form pursuant to the Merger Agreement. The undersigned has the right to consult with counsel of his or her choosing in connection with this Spousal Consent and he or she has had ample opportunity to do so. If the undersigned has not consulted with counsel in connection herewith, the undersigned has knowingly and willingly elected not to do so.
     The undersigned (1) consents to the undersigned’s spouse’s election and (2) agrees that the undersigned will not effect or attempt to effect any sale, exchange or other transfer of the Limited Partnership Units, or of any interest therein, except pursuant to the terms of the Merger Agreement and the Partnership’s Limited Partnership Agreement.
     The undersigned shall perform any further acts and execute and deliver any further documents or procure any court orders which may be reasonably necessary to carry out the provisions of this Spousal Consent.

Name:

Name of Spouse:

Date:

Signature:

[Spousal Consent]

ATTACHMENT 2
SUBSTITUTE FORM W-9
     Please complete the attached Substitute Form W-9 pursuant to the instructions attached thereto and return the completed form to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, 12 Commerce Drive, Cranford, New Jersey 07016.
[Substitute Form W-9]

REQUESTER’S NAME: [Depositary]

SUBSTITUTE

FORM W-9

Department of the Treasury
Internal Revenue Service (IRS)

Payer’s Request for Taxpayer
Identification Number (TIN)

Please fill in your name and
address below.

Name

Business Name

Address (number and street)

City, State and Zip Code
Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Check appropriate box: ☐ Disregarded Entity ☐ Individual/Sole Proprietor
☐ Corporation ☐ Partnership ☐ Other _________________________
(If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
     2. Certify that you are not subject to backup withholding, or
     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.
Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.
     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
     2. The treaty article addressing the income.
     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
     4. The type and amount of income that qualifies for the exemption from tax.
     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
     1. You do not furnish your TIN to the requester,
     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
     3. The IRS tells the requester that you furnished an incorrect TIN,
     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
     Also see Special rules for partnerships on page 1.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to
withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
     For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
     For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
The following payees are exempt from backup withholding:
     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
     2. The United States or any of its agencies or instrumentalities,
     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
     5. An international organization or any of its agencies or instrumentalities.
     Other payees that may be exempt from backup withholding include:
     6. A corporation,
     7. A foreign central bank of issue,
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
     9. A futures commission merchant registered with the Commodity Futures Trading Commission,
     10. A real estate investment trust,
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
     12. A common trust fund operated by a bank under section 584(a),
     13. A financial institution,
     14. A middleman known in the investment community as a nominee or custodian, or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for ...	THEN the payment is exempt for...

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000’	Generally, exempt payees 1 through 7

1.	See Form 1099-MISC, Miscellaneous Income, and its instructions

2.	However, the following payments made to a corporation (Including gross proceeds paid to an attorney under section 6045(f), even if the attorney Is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an FIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer

Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, If combined funds, the first Individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that Is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account	Give name and EIN of:

6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity[4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s SSN.

3.	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (d you have one), but the IRS encourages you to use your SSN.

4	List first and circle the name of the test, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity Itself Is not designated in the account title.) Also see Special rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
     To reduce your risk:
•	Protect your SSN,
•	Ensure your employer is protecting your SSN, and
•	Be careful when choosing a tax preparer.
     Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishlng schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
     Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

ATTACHMENT 3A
FIRPTA CERTIFICATE FOR INDIVIDUALS — NON-FOREIGN PERSON AFFIDAVIT
Individual Transferor
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon my disposition of a U.S. real property interest, I, ____________________________________, hereby certify the following:
1.	I am not a nonresident alien for purposes of U.S. income taxation;

2.	My U.S. taxpayer identification number (social security number) is __________________; and

3.	My home address is:

.
I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

By:
Name:
Date:
[FIRPTA Certificate]

ATTACHMENT 3B
FIRPTA CERTIFICATE FOR ENTITIES — NON-FOREIGN PERSON AFFIDAVIT
Entity Transferor
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ____________________________________ (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Treasury Regulations);

2.	Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

3.	Transferor’s U.S. taxpayer identification number is __________________; and

4.	Transferor’s office address is:

.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

Name of Entity:

By:
Title:
Date:
[FIRPTA Certificate]

ATTACHMENT 4
SIGNATURE PAGE TO AMENDED AND RESTATED AGREEMENT
OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.
     The undersigned, electing to receive the partnership common units of AIMCO Properties, L.P., hereby consents to, and agrees to become a party to and bound by the provisions of the Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., as amended. The undersigned agrees that this signature page may be attached to any counterpart of such agreement and that it is effective as of February 11, 2011.
Signature:

     Name:

Address of Limited Partner:

[Signature Page to Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.]

ATTACHMENT 5
REVOCATION OF ELECTION FORM OF
FOX STRATEGIC HOUSING INCOME PARTNERS
INSTRUCTIONS FOR REVOCATION OF ELECTION
Revocation of Election. You may revoke any previously delivered election at any time prior to the Election Deadline by submitting a properly completed and executed Revocation of Election Form to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC prior to the Election Deadline. Any properly completed and timely delivered election that is properly revoked will be deemed not to have been validly made, and you must properly complete and execute a new Election Form and return it prior to the Election Deadline in order to make a new valid election. If you properly revoke an effective election but do not make a new valid election by the Election Deadline, you will receive the Cash Consideration for all of your Limited Partnership Units.
The right to revoke an election with regard to the form of your election consideration expires at 5:00 p.m., New York time, on March 14, 2011 (the “Election Deadline”).
In order for the revocation of your election to be timely and effective, this Revocation of Election Form must be delivered to the following address so that it is actually received prior to the Election Deadline:

By Mail, Hand or Overnight Delivery:	By Facsimile Transmission:

AIMCO Properties, L.P. c/o Eagle Rock Proxy Advisors, LLC 12 Commerce Drive Cranford, New Jersey 07016 Telephone: (800) 217-9608	Facsimile: (908) 497-2349
To confirm the receipt of your Revocation of Election Form, contact Eagle Rock Proxy Advisors, LLC at (800) 217-9608. If you fax your fully completed and executed Revocation of Election Form, you must also send your original Revocation of Election Form to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by mail or overnight courier to the address provided above for receipt no later than two (2) business days following the Election Deadline.
Any Revocation of Election Form received after the Election Deadline will be invalid regardless of the date it was delivered to a courier for delivery or postmarked if it has not been sent by fax and received prior to the Election Deadline.
     Reference is made to the Agreement and Plan of Merger, dated as of February 11, 2011 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Fox Strategic Housing Income Partners, a California limited partnership, AIMCO Properties, L.P., a Delaware limited partnership, and AIMCO Fox Merger Sub LLC, a California limited liability company.
     The undersigned previously provided an Election Form in connection with its election of consideration pursuant to the Merger Agreement. Capitalized terms used but not defined herein shall have the meaning assigned thereto in such Election Form.
     The undersigned hereby revoke(s) the Election Form previously submitted by the undersigned.
[Revocation of Election Form]

[Signature Page to Revocation of Election Form]
COMPLETE, SIGN, DATE AND RETURN
     Please sign your name below exactly in the same manner as the name(s) in which Limited Partnership Units were owned. When Limited Partnership Units are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.
     The undersigned has executed this Revocation of Election Form as of this ___ day of ___________, 2011.

Signature	Signature, if held Jointly

Name (Please Print)	Name (Please Print)

Address:	Address:

Street Address (Please Print)	Street Address (Please Print)

City, State, Zip Code (Please Print)	City, State, Zip Code (Please Print)

*	With respect to a signatory who is a natural person, please provide the address of your residence. With respect to a signatory which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person trustee of a signatory that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to each signatory that is a trust with an entity trustee, please provide the information requested of an entity.
ENTITIES PLEASE PROVIDE THE FOLLOWING ADDITIONAL INFORMATION:

Type of Entity:	☐	Corporation	☐	Trust

	☐	Partnership	☐	Other
(Specify)

State of Organization:	No. of equityholders or partners:

Date of formation:	Taxpayer ID No.:

Name(s)/title(s) of person(s) individual(s) executing documents:
[Signature Page to Revocation of Election Form]

ATTACHMENT 6
WAIVER AND RELEASE FORM
     Reference is made to the Agreement and Plan of Merger, dated as of February 11, 2011 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Fox Strategic Housing Income Partners, a California limited partnership (“Fox”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and AIMCO Fox Merger Sub LLC, a California limited liability company (the “Merger Subsidiary”). Pursuant to the Merger Agreement, on February 11, 2011, the Merger Subsidiary was merged with and into Fox, with Fox continuing as the surviving entity (the “Merger”).
     In executing this waiver and release, the undersigned, on behalf of himself, his heirs, estate, executor, administrator, successors and assigns, hereby releases Aimco OP and its predecessors, successors and assigns and its present and former parents, subsidiaries, affiliates, investors, insurers, reinsurers, officers, directors, employees, agents, administrators, auditors, attorneys, accountants, information and solicitation agents, investment bankers, and other representatives, including but not limited to Apartment Investment and Management Company, Fox Partners VIII (the “General Partner”), the general partner of Fox, and Fox Capital Management Corporation, the managing general partner of the General Partner (collectively, the “Releasees”), from any and all claims and causes of action, whether brought individually, on behalf of a class, or derivatively, demands, rights, or liabilities, including, but not limited to, claims for negligence, gross negligence, fraud, breach of fiduciary duty (including, but not limited to, duties of care, loyalty or candor), mismanagement, corporate waste, misrepresentation, whether intentional or negligent, misstatements and omissions to disclose, breach of contract, violations of any state or federal statutes, rules or regulations, whether known claims or unknown claims, whether past claims, present claims or future claims through and including the date of the consummation of the Merger, including, but not limited to, those claims that have arisen or arise, directly or indirectly, out of or relate, directly or indirectly, to (a) the Merger Agreement and the transactions contemplated thereby (excluding only the undersigned’s rights, if any, under the Merger Agreement), (b) any other circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the date of the consummation of the Merger, (c) the ownership of any limited partnership interest in Fox, including but not limited to, any and all claims related to the management of Fox or the properties owned by Fox (whether currently or previously), the payment of management fees or other monies to the General Partner and to affiliates of Fox and prior sales of properties, or (d) the purchase, acquisition, holding, sale or voting of one or more limited partnership interests in Fox (collectively, the “Released Claims”).
     The waiver and release does not apply to claims the undersigned may have under the federal securities laws.
     The undersigned expressly waives and relinquishes, to the fullest extent permitted by law and consistent with this release, the provisions, rights and benefits of Section 1542 of the Civil Code of California, or Section 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
     The undersigned expressly waives any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, that is similar, comparable or equivalent to Section 1542. The undersigned acknowledges and agrees that he or she may later discover facts in addition to or different from those which he or she now knows or believes to be true with respect to the subject matter of the Released Claims, but will be deemed to have fully, finally and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, that now exist or may arise in the future through and including the date of the consummation of the Merger under any theory of law or equity now existing, including, but not limited to, conduct that is negligent, intentional, with malice, or a breach of any duty, law or rule, without regard to the subsequent discovery of the existence of such different or additional facts.
     The undersigned hereby agrees that this release is intended to include the Released Claims, which the undersigned may have and which the undersigned does not know or suspect to exist in its favor against the Releasees, and that this release extinguishes those claims.
     The undersigned hereby represents and warrants to the Releasees that the undersigned has not assigned or otherwise transferred or subrogated any interest in the Released Claims.

[Signature Page to Waiver and Release Form]
COMPLETE, SIGN, DATE AND RETURN
     Please sign your name below exactly in the same manner as the name(s) in which Limited Partnership Units were owned. When Limited Partnership Units are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.
     The undersigned has executed this Waiver and Release Form as of this ___ day of ___________, 2011.

Signature	Signature, if held Jointly

Name (Please Print)	Name (Please Print)

Address:	Address:

Street Address (Please Print)	Street Address (Please Print)

City, State, Zip Code (Please Print)	City, State, Zip Code (Please Print)

*	With respect to a signatory who is a natural person, please provide the address of your residence. With respect to a signatory which is an entity, please provide the address of your place of business (or, if there is more than one place of business, the chief executive office). With respect to each natural person trustee of a signatory that is a trust, please provide the address of your residence and place of business (or, if there is more than one place of business, the chief executive office). With respect to each signatory that is a trust with an entity trustee, please provide the information requested of an entity.
ENTITIES PLEASE PROVIDE THE FOLLOWING ADDITIONAL INFORMATION:

Type of Entity:	☐	Corporation	☐	Trust

	☐	Partnership	☐	Other
(Specify)

State of Organization:	No. of equityholders or partners:

Date of formation:	Taxpayer ID No.:

Name(s)/title(s) of person(s) individual(s) executing documents:
[Signature Page to Waiver and Release Form]

EXHIBIT A
APPRAISAL RIGHTS OF LIMITED PARTNERS
     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement and Plan of Merger, dated as of February 11, 2011 (the “Merger Agreement”), by and among Fox Strategic Housing Income Partners, a California limited partnership (“Fox”), AIMCO Fox Merger Sub LLC, a California limited liability company (the “Aimco Subsidiary”), and AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”). In connection with the Merger, limited partners of Fox shall have the following appraisal rights:
     (a) Any limited partner who holds Limited Partnership Units on the effective date of the Merger who has not consented to the Merger (the “Nonconsenting Limited Partners”) and who has otherwise complied with paragraph (b) hereof shall be entitled to an appraisal by arbitration of the fair value of the Nonconsenting Limited Partner’s Limited Partnership Units. This arbitration shall be conducted in Denver, Colorado, in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators selected by Aimco OP. Any arbitration award shall be appealable in the Federal District Court located in Denver, Colorado.
     (b) Within 10 days after the effective date of the Merger, Aimco OP shall notify each of the Nonconsenting Limited Partners of the consummation of the Merger, the effective date of the Merger and that appraisal rights are available for any or all Limited Partnership Units held by Nonconsenting Limited Partners, and shall include in such notice a copy of this Annex. Such notice shall include an Election Form pursuant to which Nonconsenting Limited Partners may elect an appraisal by arbitration of the fair value of their Limited Partnership Units pursuant to paragraph (a) hereof. Any limited partner who holds Limited Partnership Units on the effective date of the Merger and who has not consented to the Merger shall be entitled to receive such notice and may, within 30 days after the date of mailing of such notice (such 30th day being the “Election Deadline”), demand from Aimco OP the appraisal of his or her Limited Partnership Units by making the appropriate election in the Election Form in accordance with the instructions thereto. Each completed Election Form must be delivered to the address, and within the time period, specified in the instructions to the Election Form. If a Nonconsenting Limited Partner fails to properly complete an Election Form or return it to the correct address within the specified time period, such Nonconsenting Limited Partner shall be deemed to have elected not to seek an appraisal of his or her Limited Partnership Units, and will be deemed to have elected the Cash Consideration.
     (c) At any time prior to the Election Deadline, any Nonconsenting Limited Partner who has made a demand for appraisal of his or her Limited Partnership Units shall have the right to withdraw his or her demand for appraisal and to accept the Cash Consideration payable pursuant to the Merger Agreement. Nonconsenting Limited Partners who wish to withdraw their demands must do so in writing delivered to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by mail at 12 Commerce Drive, Cranford, New Jersey, 07016, or by fax at (908) 497-2349. At any time prior to 20 days after the Election Deadline, any Nonconsenting Limited Partner who has complied with the requirements of subsections (a) and (b) hereof, upon written request, shall be entitled to receive from Aimco OP a statement setting forth the aggregate number of Limited Partnership Units with respect to which Nonconsenting Limited Partners have made demands for appraisal and the aggregate number of holders of such Limited Partnership Units. Such written statement shall be mailed to the Nonconsenting Limited Partner within 10 days after such Nonconsenting Limited Partner’s written request for such a statement is received by Aimco OP or within 20 days after the Election Deadline, whichever is later.
     (d) Upon the submission of any such demand by a Nonconsenting Limited Partner, Aimco OP shall, within 40 days after the Election Deadline, submit to the arbitration panel a duly verified list containing the names and addresses of all Nonconsenting Limited Partners who have demanded payment for their Limited Partnership Units and with whom agreements as to the value of their Limited Partnership Units have not been reached with Aimco OP. The arbitration panel shall give notice of the time and place fixed for the hearing of such demand by registered or certified mail to Aimco OP and to the Nonconsenting Limited Partners shown on the list at the addresses therein stated. The forms of the notices shall be approved by the panel, and the costs thereof shall be borne by Aimco OP.

     (e) At the hearing on such demand, the panel shall determine the Nonconsenting Limited Partners who have become entitled to appraisal rights hereunder.
     (f) After determining the Nonconsenting Limited Partners entitled to an appraisal, the panel shall appraise the Limited Partnership Units, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the panel shall take into account all relevant factors. Unless the panel in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge), as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. Upon application by Aimco OP or by any Nonconsenting Limited Partner entitled to participate in the appraisal proceeding, the panel may, in its discretion, proceed with the appraisal prior to the final determination of the Nonconsenting Limited Partners entitled to an appraisal. Any Nonconsenting Limited Partner whose name appears on the list submitted by Aimco OP pursuant to paragraph (d) hereof may participate fully in all proceedings until it is finally determined that such Nonconsenting Limited Partner is not entitled to appraisal rights hereunder.
     (g) The panel shall direct the payment of the fair value of the Limited Partnership Units, together with interest, if any, by Aimco OP to the Nonconsenting Limited Partners entitled thereto. Payment shall be so made to each such Nonconsenting Limited Partner upon the receipt by Aimco OP of the written consent from such Nonconsenting Limited Partner that, for federal income tax purposes, the issuance of cash for the Limited Partnership Units shall be treated as a sale of the Limited Partnership Units by the owner and a purchase of such Limited Partnership Units by Aimco OP for the cash consideration so paid under the terms of the Merger Agreement in accordance with the guidelines set forth in Treas. Reg. Sections 1.708-1(c)(3) and 1.708-1(c)(4).
     (h) The costs of the proceeding may be determined by the panel and taxed upon the parties as the panel deems equitable in the circumstances. Upon application of a Nonconsenting Limited Partner, the panel may order all or a portion of the expenses incurred by any Nonconsenting Limited Partner in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the interests entitled to an appraisal.
     (i) From and after the effective date of the Merger, no Nonconsenting Limited Partner who has demanded appraisal rights as provided in paragraph (b) hereof shall be entitled to vote such Limited Partnership Units for any purpose or to receive payment of distributions on such interests (except distributions payable as of a record date prior to the effective date of the Merger); provided, however, that if such Nonconsenting Limited Partner shall deliver to AIMCO Properties, L.P., c/o Eagle Rock Proxy Advisors, LLC, by mail at 12 Commerce Drive, Cranford, New Jersey, 07016, or by fax at (908) 497-2349, a written withdrawal of such Nonconsenting Limited Partner’s demand for an appraisal and an acceptance of the Cash Consideration payable pursuant to the Merger Agreement, either as provided in paragraph (c) hereof or thereafter with the written approval of Aimco OP, then the right of such Nonconsenting Limited Partner to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding before the panel shall be dismissed as to any Nonconsenting Limited Partner without the approval of the panel, and such approval may be conditioned upon such terms as the panel deems just.